SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 28, 2006

(Date of earliest event reported)

WASHINGTON GROUP INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12054 (Commission File Number)	33-0565601 (IRS Employer Identification No.)

720 PARK BOULEVARD, BOISE, IDAHO 83712 (Address of principal executive offices, including zip code)

208 / 386-5000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On February 28, 2006, the Board of Directors of Washington Group International, Inc. (the “Company”) and the Compensation Committee of the Board (the “Committee”) took several actions relating to the compensation of the five executive officers named in the 2005 proxy statement (the “Executives”).

First, they reviewed the Company’s financial performance for fiscal year 2005 in comparison to the performance goals established at the beginning of the year, and determined the amount of cash incentive awards to be paid to corporate officers and certain executives under the Company’s Short-Term Incentive Plan (the “STIP”).  At the beginning of fiscal year 2005, the Committee established a target incentive for each participant in the STIP, ranging from 25% to 120% of base salary, and set performance goals based on corporate net income and return on invested capital and, for business unit leaders, business unit new work margin, business unit net operating income and business unit return on capital employed.  The Committee also assigned a weighting factor to each performance measure for each participant.  The Committee and the Board of Directors retain the ability, at their discretion, to reduce the calculated incentive award for corporate officers and certain executives.  After verifying the Company’s financial performance for fiscal year 2005, the Committee determined cash incentive awards in the following amounts for the Executives:

Name and Position	Incentive Award

Stephen G. Hanks President and Chief Executive Officer	$1,344,960

Stephen M. Johnson Senior Executive Vice President — Business Development	$714,510

Thomas H. Zarges Senior Executive Vice President — Operations	$714,510

George H. Juetten Executive Vice President and Chief Financial Officer	$630,450

Ambrose L. Schwallie President of Defense (now retired)	$541,620

Second, they reviewed the Company’s financial performance for fiscal years 2003 — 2005 in comparison to the performance goals established at the beginning of 2003 for the purpose of valuing performance units granted in 2003 under the Company’s Long-Term Incentive Plan (“LTIP”).  They determined the cash value payable to certain executives under the performance units granted in 2003.  At the beginning of fiscal year 2003, the Committee granted specific amounts of performance units to certain executives and set financial performance goals for fiscal years 2003 — 2005 that would determine the value of those performance units.  The goals were based on return on invested capital and earnings per share.  The potential value of each performance unit ranged from $0, if aggregate threshold goals were not achieved, to a maximum of $20.  After verifying the Company’s financial performance for the performance period 2003 — 2005, the Committee determined performance unit value in the following amounts for the Executives:

Name and Position	Value of Performance Units

Stephen G. Hanks President and Chief Executive Officer	$1,526,840

Stephen M. Johnson Senior Executive Vice President — Business Development	$605,150

Thomas H. Zarges Senior Executive Vice President — Operations	$605,150

George H. Juetten Executive Vice President and Chief Financial Officer	$372,400

Ambrose L. Schwallie President of Defense (now retired)	$325,850

Mr. Zarges previously elected to defer 30% of the value of his payment in the form of deferred stock.  Mr. Juetten previously elected to defer 50% of the value of his payment in the form of deferred stock.

Third, they established the following base salaries for the Executives, effective as of February 25, 2006:

Name and Position	Base Salary

Stephen G. Hanks President and Chief Executive Officer	$880,000

Stephen M. Johnson Senior Executive Vice President — Business Development	$575,000

Thomas H. Zarges Senior Executive Vice President — Operations	$575,000

George H. Juetten Executive Vice President and Chief Financial Officer	$520,000

Ambrose L. Schwallie President of Defense	(retired	)

Fourth, they approved grants of nonqualified stock options and restricted stock awards to the Executives under the Company’s 2004 Equity Incentive Plan, in the amounts and at the option exercise price set forth below:

Name	Stock Options	Exercise Price per Share of Options	Shares of Restricted Stock

Stephen G. Hanks	57,000	$58.37	18,000

Stephen M. Johnson	18,750	$58.37	6,250

Thomas H. Zarges	15,000	$58.37	5,000

George H. Juetten	14,000	$58.37	4,700

Ambrose L. Schwallie	0		0

The form of stock option agreement is attached hereto as Exhibit 10.1.  The form of restricted stock agreement was filed as Exhibit 10.2 to the Company’s Form 8-K Current Report filed on February 15, 2005, and is incorporated herein by reference.

Fifth, they approved grants of performance units to the Executives under the Company’s Equity and Performance Incentive Plan for the performance period 2006-2008 in the amounts set forth below:

Name	Performance Units

Stephen G. Hanks	100,000

Stephen M. Johnson	56,250

Thomas H. Zarges	45,000

George H. Juetten	44,000

Ambrose L. Schwallie (now retired)	0

                The form of performance unit agreement is attached as Exhibit 10.3.

                Sixth, the Committee selected the performance measures for the fiscal 2006 annual incentives for the Executives and other participants in the Company’s STIP.  Those performance measures are corporate net income, return on invested capital and, for business unit leaders, business unit new work margin, business unit net operating income and business unit return on capital employed.  The Committee also established a target incentive for each participant in the STIP, ranging from 25% to

120% of base salary, and set the weighting factor assigned to each performance measure for each participant.

                The Committee also selected the financial performance measures for fiscal years 2006 — 2008 for performance units granted in 2006 to the Executives and other participants in the Company’s LTIP.  Those performance measures are return on invested capital and earnings per share.

                The Committee and the Board also discussed potential specific goals for the STIP and LTIP performance measures the Committee selected.  The final specific goals for both sets of performance measures will be set at a subsequent meeting of the Committee.

On March 1, 2006, the Board of Directors took the following action relating to compensation of non-employee directors other than Dennis R. Washington, Chairman of the Board, to be effective beginning in the second quarter of 2006:

•      Increased the annual cash retainer from $30,000 to $40,000;

•      Increased in-person meeting fees from $1,250 to $1,500 per meeting;

•      Increased telephonic meeting fees from $1,000 to $1,250 per meeting; and

•      Increased committee chair annual premiums as follows:

•      Nominating and Governance Committee chair - from $5,000 to $7,000

•      Compensation Committee chair - from $5,000 to $10,000

•      Audit Review Committee chair - from $7,500 to $10,000

Item 9.01               Financial Statements and Exhibits

Exhibit Number	Exhibit Description

10.1	2004 Equity Incentive Plan Option Rights Agreement (filed herewith)
10.2	2004 Equity Incentive Plan Restricted Share Agreement (filed herewith)
10.3	Equity and Performance Incentive Plan Performance Unit Participant Agreement (filed herewith)

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.

By:	/s/ Craig G. Taylor
Name:	Craig G. Taylor
Title:	Corporate Secretary

Dated:  March 6, 2006